Consolidated Statements of Operations (Parentheticals) - USD ($)	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022	Dec. 31, 2021
Commissions, related party	$ 2,350,919	$ 2,370,381	$ 1,075,274
Vessel operating expenses, related party	344,624	353,842	233,635
Asset Impairment Charges	13,832,716	0	0
Net gain on sale of vessels, related party	142,266	0	0
Interest and other financing costs, related party	0	0	50,000
Related Party [Member]
Asset Impairment Charges	$ 2,650,000	$ 2,420,000	$ 2,460,000